As filed with the Securities and Exchange Commission on May 16, 2011

Registration Nos. 333-165579, 333-165579-01, 333-165579-02, 333-165579-03

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 1

TO

FORM S-3

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

NORTHEAST UTILITIES

(Exact Name of Registrant as Specified in Its Charter)

Massachusetts	04-2147929
(State of Incorporation)	(IRS Employer Identification Number)

One Federal Street, Building 111-4, Springfield, MA 01105
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Principal Executive Offices)

THE CONNECTICUT LIGHT AND POWER COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Connecticut	06-0303850
(State of Incorporation)	(IRS Employer Identification Number)

107 Selden Street, Berlin, CT 06037
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Principal Executive Offices)

PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE

(Exact Name of Registrant as Specified in Its Charter)

New Hampshire	02-0181050
(State of Incorporation)	(IRS Employer Identification Number)

Energy Park, 780 Commercial Street, Manchester, NH 03101
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Principal Executive Offices)

WESTERN MASSACHUSETTS ELECTRIC COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Massachusetts	04-1961130
(State of Incorporation)	(IRS Employer Identification Number)

One Federal Street, Building 111-4, Springfield, MA 01105
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Principal Executive Offices)

Gregory B. Butler
Senior Vice President, General Counsel
Northeast Utilities
56 Prospect Street

Hartford, CT  06103
(860) 665-5000
(Name, address, including zip code, and telephone number, including area code of Agent for Service for each Registrant)

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement, as determined by market conditions and other factors.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☒

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

NORTHEAST UTILITIES

Large accelerated filer ☒	Accelerated filer ☐	Non-accelerated filer ☐	Smaller reporting company ☐
(Do not check if a smaller reporting company)

THE CONNECTICUT LIGHT AND POWER COMPANY, PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE AND WESTERN MASSACHUSETTS ELECTRIC COMPANY

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☒	Smaller reporting company ☐
(Do not check if a smaller reporting company)

EXPLANATORY NOTE

This Post-Effective Amendment No. 1 is being filed solely to replace the Exhibit Index appearing in Item 16 on pages II-17 through II-19 of the Registration Statement on Form S-3 initially filed on March 19, 2010 (Registration Nos. 333-165579, 333-165579-01, 333-165579-02, 333-165579-03) (together, the “Registration Statement”) with the Exhibit Index appearing in this Post-Effective Amendment No. 1.  The only changes to the previous Exhibit Index are to change the Exhibit No. references of Public Service Company of New Hampshire Exhibit 4.2(C) to Exhibit 4.3(C) and Public Service Company of New Hampshire Exhibit 4.3(C) to Exhibit 4.2(C) to reflect the actual designation of these exhibits when originally filed with the Registration Statement. No changes or additions are being made hereby to the Prospectus constituting Part I of this Registration Statement or to Items 14, 15 or 17 of Part II of this Registration Statement. Accordingly, such Prospectus and Items 14, 15 and 17 of Part II have not been included herein.

1

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16.  EXHIBITS.

EXHIBIT NO.		DESCRIPTION

1.		Underwriting Agreement

(A)	Northeast Utilities

	1.1*	Form of Underwriting Agreement for the Senior Notes.

	1.2*	Form of Underwriting Agreement for the Common Shares.

	1.3*	Form of Underwriting Agreement for the Preferred Shares.

(B)	The Connecticut Light and Power Company

	1.1*	Form of Underwriting Agreement for the CL&P Bonds

(C)	Public Service Company of New Hampshire

	1.1*	Form of Underwriting Agreement for the PSNH Bonds

(D)	Western Massachusetts Electric Company

	1.1*	Form of Underwriting Agreement for the WMECO Senior Notes

3.		Articles of Incorporation and Bylaws

(A)	Northeast Utilities

	3.1	Declaration of Trust (incorporated by reference to Exhibit A.1 to Form U-1, dated June 23, 2005, File No. 70-10315).

4.		Instruments defining the rights of security holders, including indentures

(A)	Northeast Utilities

4.1

Indenture between Northeast Utilities and The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A., as successor trustee, dated as of April 1, 2002, as amended and supplemented (incorporated by reference to Exhibit A.3 to NU 35-CERT/A, filed April 16, 2002, File No. 70-9535).

	4.2**	Form of Supplemental Indenture.

(B)	The Connecticut Light and Power Company

4.1

Indenture of Mortgage and Deed of Trust between CL&P and Bankers Trust Company, Trustee, dated as of May 1, 1921, as amended and restated as of April 1, 2005. (incorporated by reference to Exhibit 4.2, CL&P Annual Report on Form 10-K for the year ended December 31, 2006, File No. 0-00404)

	4.2**	Form of Supplemental Indenture.

(C)	Public Service Company of New Hampshire

4.1

First Mortgage Indenture dated as of August 15, 1978 between PSNH and First Fidelity Bank, National Association (succeeded by Wachovia Bank, National Association, as successor trustee) (incorporated by reference to Exhibit 4.4.1 of PSNH Annual Report on Form 10-K for the year ended December 31, 1992, File No. 001-06392).

	4.2**	Form of Supplemental Indenture.

	4.3	Form of Amended and Restated Indenture (incorporated by reference to Schedule C of Exhibit 4.1, PSNH Current Report on Form 8-K filed September 25, 2007, File No. 001-06392).

(D)	Western Massachusetts Electric Company

4.1

Indenture between WMECO and The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A., as Trustee, dated as of September 1, 2003 (incorporated by reference to Exhibit 99.2, WMECO Current Report on Form 8-K filed October 8, 2003, File No. 0-7624)

	4.2**	Form of Supplemental Indenture.

5.		Legal Opinions

5.1**

Opinion of Jeffrey C. Miller, Esq. regarding the legality of the securities being issued filed for Northeast Utilities, The Connecticut Light and Power Company, Public Service Company of New Hampshire and Western Massachusetts Electric Company.

12.		Statement re: Computation of Ratios

(A)	Northeast Utilities

	12.1	Statement re: Computation of Ratios (incorporated by reference to Exhibit 12 of NU Annual Report on Form 10-K for the year ended December 31, 2009, File No. 1-5324).

(B)	The Connecticut Light and Power Company

	12.1	Statement re: Computation of Ratios (incorporated by reference to Exhibit 12 of CL&P Annual Report on Form 10-K for the year ended December 31, 2009, File No. 0-00404).

(C)	Public Service Company of New Hampshire

	12.1	Statement re: Computation of Ratios (incorporated by reference to Exhibit 12 of PSNH Annual Report on Form 10-K for the year ended December 31, 2009, File No. 1-6392).

(D)	Western Massachusetts Electric Company

	12.1	Statement re: Computation of Ratios (incorporated by reference to Exhibit 12 of WMECO Annual Report on Form 10-K for the year ended December 31, 2009, File No. 0-7624).

23		Consent of Experts and Counsel

	23.1**	Consent of Deloitte & Touche LLP filed for Northeast Utilities, The Connecticut Light and Power Company, Public Service Company of New Hampshire and Western Massachusetts Electric Company

	23.2**	Consent of Jeffrey C. Miller, Esq. (included in Exhibit 5).

24	**	Powers of Attorney (previously included on the signature page of each Registrant to this Registration Statement).

25		Statement of Eligibility of Trustee

(A)	Northeast Utilities

	25.1 **	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A.

(B)	The Connecticut Light and Power Company

	25.1 **	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of Deutsche Bank Trust Company Americas (formerly known as Bankers Trust Company).

(C)	Public Service Company of New Hampshire

	25.1 **	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of U.S. Bank National Association.

(D)	Western Massachusetts Electric Company

	25.1 **	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of The Bank of New York Mellon Trust Company N.A., formerly known as The Bank of New York Trust Company, N.A.

*                 To be filed by amendment or as an exhibit to a document to be incorporated by reference herein in connection with an offering of the securities.

**          Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Northeast Utilities, the Registrant, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford, State of Connecticut on the 13th day of May, 2011.

NORTHEAST UTILITIES
(REGISTRANT)

By:	/s/ RANDY A. SHOOP
Randy A. Shoop
Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	Chairman of the Board, President and Chief Executive Officer and a Trustee (Principal Executive Officer)	May 13, 2011
Charles W. Shivery

*	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	May 13, 2011
David R. McHale

*	Vice President — Accounting and Controller (Principal Accounting Officer)	May 13, 2011
Jay S. Buth

*	Trustee	May 13, 2011
Richard H. Booth

*	Trustee	May 13, 2011
John S. Clarkeson

*	Trustee	May 13, 2011
Cotton M. Cleveland

*	Trustee	May 13, 2011
Sanford Cloud, Jr.

*	Trustee	May 13, 2011
John G. Graham

Signature	Title	Date

*	Trustee	May 13, 2011
Elizabeth T. Kennan

*	Trustee	May 13, 2011
Kenneth R. Leibler

*	Trustee	May 13, 2011
Robert E. Patricelli

*	Trustee	May 13, 2011
John F. Swope

*By:	/s/ RANDY A. SHOOP
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, The Connecticut Light and Power Company, the Registrant, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and that the security rating requirement contained in Transaction Requirement B.2 of Form S-3 for the debt securities being registered on this form will be met by the time of sale, and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford, State of Connecticut on the 13th day of  May, 2011.

THE CONNECTICUT LIGHT AND POWER COMPANY
(REGISTRANT)

By:	/s/ RANDY A. SHOOP
Randy A. Shoop
Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	Chairman and a Director	May 13, 2011
Charles W. Shivery

*	Chief Executive Officer and a Director (Principal Executive Officer)	May 13, 2011
Leon J. Olivier

*	Executive Vice President and Chief Financial Officer and a Director (Principal Financial Officer)	May 13, 2011
David R. McHale

*	President, Chief Operating Officer and a Director	May 13, 2011
Jeffrey D. Butler

*	Director	May 13, 2011
Jean M. LaVecchia

*	Director	May 13, 2011
James B. Robb

*	Director	May 13, 2011
Gregory B. Butler

Signature		Title	Date

*		Vice President — Accounting and Controller (Principal Accounting Officer)	May 13, 2011
Jay S. Buth

*By:	/s/ RANDY A. SHOOP
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Public Service Company of New Hampshire, the Registrant, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and that the security rating requirement contained in Transaction Requirement B.2 of Form S-3 for the debt securities being registered on this form will be met by the time of sale, and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford, State of Connecticut on the 13th day of  May, 2011.

PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE
(REGISTRANT)

By:	/s/ RANDY A. SHOOP
Randy A. Shoop
Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	Chairman and a Director	May 13, 2011
Charles W. Shivery

*	Chief Executive Officer and a Director (Principal Executive Officer)	May 13, 2011
Leon J. Olivier

*	Executive Vice President and Chief Financial Officer and a Director (Principal Financial Officer)	May 13, 2011
David R. McHale

*	President, Chief Operating Officer and a Director	May 13, 2011
Gary A. Long

*	Director	May 13, 2011
Jean M. LaVecchia

*	Director	May 13, 2011
James B. Robb

*	Director	May 13, 2011
Gregory B. Butler

Signature		Title	Date

*		Vice President — Accounting and Controller (Principal Accounting Officer)	May 13, 2011
Jay S. Buth

*By:	/s/ RANDY A. SHOOP
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Western Massachusetts Electric Company, the Registrant, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and that the security rating requirement contained in Transaction Requirement B.2 of Form S-3 for the debt securities being registered on this form will be met by the time of sale, and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford, State of Connecticut on the 13th of May, 2011.

WESTERN MASSACHUSETTS ELECTRIC COMPANY
(REGISTRANT)

By:	/s/ RANDY A. SHOOP
Randy A. Shoop
Vice President and Treasurer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

*	Chairman and a Director	May 13, 2011
Charles W. Shivery

*	Chief Executive Officer and a Director (Principal Executive Officer)	May 13, 2011
Leon J. Olivier

*	Executive Vice President and Chief Financial Officer and a Director (Principal Financial Officer)	May 13, 2011
David R. McHale

*	President, Chief Operating Officer and a Director	May 13, 2011
Peter J. Clarke

*	Director	May 13, 2011
Jean M. LaVecchia

*	Director	May 13, 2011
James B. Robb

*	Director	May 13, 2011
Gregory B. Butler

Signature		Title	Date

*		Vice President — Accounting and Controller (Principal Accounting Officer)	May 13, 2011
Jay S. Buth

*By:	/s/ RANDY A. SHOOP
Attorney-in-fact